UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

May 2, 2013

Date of Report (Date of earliest event reported)

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The 2013 Annual Stockholder Meeting of Capital One Financial Corporation (the “Company”) was held on May 2, 2013. On March 7, 2013, the record date for the meeting, 583,904,059 shares of the Company’s common stock were issued and outstanding, of which 502,048,005 were present at the meeting for purposes of establishing a quorum.

(b) Stockholders voted on the following matters:

(1) Stockholders elected Mr. Richard D. Fairbank, Mr. Lewis Hay, III, Mr. Benjamin P. Jenkins, III, Mr. Peter E. Raskind, Mr. Mayo A. Shattuck III, Mr. Bradford H. Warner and Ms. Catherine G. West to the Board of Directors for terms expiring at the 2014 annual meeting of stockholders;

(2) Stockholders ratified the selection of the firm Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for 2013;

(3) Stockholders approved, on an advisory basis, the Company’s 2012 named executive officer compensation; and

(4) Stockholders did not approve by the necessary vote amendments to the Company’s Restated Certificate of Incorporation to remove supermajority voting standards applicable to the following actions:

(a) Future amendments to the Amended and Restated Bylaws and Restated Certificate of Incorporation;

(b) Removing any director from office; and

(c) Certain business combinations.

As described in the proxy statement for the meeting, each of the proposals to approve amendments to the Company’s Restated Certificate of Incorporation required approval of at least 467,123,248 shares, representing 80% of the Company’s common stock outstanding.

Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter.

Item	Votes For	Votes Against	Abstain	Broker Non- Votes
Election of Directors:
Richard D. Fairbank	448,509,022	16,437,160	5,212,441	31,889,382
Lewis Hay, III	423,115,433	43,976,482	3,066,708	31,889,382
Benjamin P. Jenkins	458,333,258	9,743,662	2,081,703	31,889,382
Peter E. Raskind	457,610,834	9,474,762	3,073,027	31,889,382
Mayo A. Shattuck, III	424,810,341	42,275,990	3,072,292	31,889,382
Bradford H. Warner	457,485,233	9,601,728	3,071,662	31,889,382
Catherine G. West	454,080,326	14,015,726	2,062,571	31,889,382
Ratification of the Selection of Ernst & Young LLP as Independent Auditors of the Company for 2013	496,107,594	3,751,811	2,188,600	—
Advisory Approval of the Company’s 2012 Named Executive Officer Compensation	369,178,992	96,727,816	4,251,815	31,889,382
Amendments to the Company’s Restated Certificate of Incorporation to remove supermajority voting standards applicable to the following actions:
Future amendments to the Amended and Restated Bylaws and the Restated Certificate of Incorporation	466,842,719	980,470	2,335,434	31,889,382
Removing any director from office	466,893,145	817,920	2,447,558	31,889,382
Certain business combinations	467,066,572	841,487	2,250,564	31,889,382

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: May 8, 2013	By:	/s/ John G. Finneran, Jr.
John G. Finneran, Jr.
General Counsel and Corporate Secretary

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